UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 19, 2019 (December 13, 2019)

LIV CAPITAL ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39157	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Torre Virreyes Pedregal No. 24, Piso 6-601 Col. Molino del Rey México, CDMX	11040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 1100 2470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	LIVK	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVKW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one redeemable warrant	LIVKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 13, 2019, LIV Capital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 7,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one redeemable warrant of the Company (“Warrant”), each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $70,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 2,575,000 warrants (the “Private Placement Warrants”) to LIV Capital Acquisition Sponsor, L.P. at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $2,575,000.

A total of $70,000,000, comprised of $68,425,000 of the proceeds from the IPO and $1,575,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 13, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On December 18, 2019, the Company consummated the sale of an additional 1,050,000 Units that were subject to the underwriter’s over-allotment option at $10.00 per Unit, generating gross proceeds of $10,500,000. Simultaneously with the closing of the sale of additional units, the Company consummated the sale of an additional 236,250 Private Warrants at a price of $1.00 per Private Warrant, generating total proceeds of $236,250. Following the closing of the over-allotment option and sale of additional Private Warrants, an aggregate amount of $80,500,000 has been placed in the Company’s trust account established in connection with the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet, as of December 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019

LIV CAPITAL ACQUISITION CORP.

By:	/s/ Alexander R. Rossi
Alexander R. Rossi
Chief Executive Officer and Chairman

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